Exhibit 10.29

Pursuant to Regulation S-K, Item 601(a)(5), the schedules and exhibits to Amendment No. 2 to Amended and Restated Credit and Security Agreement (Revolving Loan) as referred to herein have not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

amendment No. 2 to AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (REVOLVING LOAN)

This AMENDMENT NO. 2 TO Amended and Restated CREDIT AND SECURITY AGREEMENT (REVOLVING Loan) (this “Agreement”) is made as of March 28, 2023, by and among Alpha teknova, inc., a Delaware corporation (“Borrower”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.
Agent, Lenders and Borrower have entered into that certain Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of May 10, 2022 (as amended by that certain Amendment No. 1 to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of November 8, 2022, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing A&R Credit Agreement” and as the same is amended hereby and as it may be further amended, restated, supplemented and modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.
Borrower has requested, and Agent and Lenders have agreed, to amend certain provisions of the Existing A&R Credit Agreement, in each case, in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:

1.
Defined Terms; Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.
Amendments to Existing A&R Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, each of the parties hereto agrees to amend the Existing A&R Credit Agreement as follows:

(a)
Section 1.1 of the Existing A&R Credit Agreement is hereby amended by adding the following definitions in alphabetical order therein:

““Second Amendment” means that certain Amendment No. 2 to Amended and Restated Credit and Security Agreement (Revolving Loan) dated the Second Amendment Effective Date, by and among Borrowers, Agent and the Lenders party thereto.”

““Second Amendment Effective Date” means March 28, 2023.”

(b)
Section 1.1 of the Existing A&R Credit Agreement is hereby amended by amending and restating the definitions of “Applicable Margin”, “Base Rate”, and “Floor”, respectively, as follows:

““Applicable Margin” means four percent (4.00%).”

““Base Rate” means a per annum rate of interest equal to the greater of (a) the Floor and (b) a per annum rate of interest equal to the rate of interest announced, from time to time, within Wells Fargo Bank, National Association (“Wells Fargo”) at its principal office in San Francisco as its “prime rate,” with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate; provided, however, that Agent may, upon prior written notice to Borrower, choose a reasonably comparable index or source to use as the basis for the Base Rate.”

““Floor” means the rate per annum of interest equal to four and a half percent (4.50%).”

(c)
The definition of “SOFR Interest Rate” in Section 1.1 of the Existing A&R Credit Agreement is hereby amended by adding the word “than” before “the Floor” in such definition.
(d)
Section 2.2(g) of the Existing A&R Credit Agreement is hereby amended by deleting each reference to “First Amendment Effective Date” therein and replacing such reference with “Second Amendment Effective Date”.
(e)
Section 6.2 of the Existing A&R Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 6.2 Minimum Cash. Commencing on the Second Amendment Effective Date and continuing at all times thereafter, Borrowers shall not permit Borrower Unrestricted Cash, at any time, to be less than Ten Million Dollars ($10,000,000).”

(f)
Exhibit B of the Existing A&R Credit Agreement is hereby deleted in its entirety and replaced with the Exhibit B attached as Annex 1 hereto.
(g)
Schedule 6.1 of the Existing A&R Credit Agreement is hereby deleted in its entirety and replaced with Schedule 6.1 attached as Annex 2 hereto.
3.
Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of such earlier date. Without limiting the foregoing, each Borrower represents and warrants that, as of the date hereof, both immediately prior to and immediately after giving effect to this Agreement, no Event of Default, or to such Borrower’s knowledge, Default, has occurred and is continuing. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that each of this Agreement, the Credit Agreement and the other Financing Documents to which it is a party constitutes the valid and binding agreement or instrument of such Borrower, enforceable against such Borrower in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
4.
Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied (or waived in writing by the Agent and the Lenders), as determined by Agent in its sole discretion:
(a)
Borrower and Lenders shall each have delivered to Agent this Agreement, executed by an authorized officer of each such Person;
(b)
Agent shall have received a duly executed copy of the Amendment No. 2 to Amended and Restated Credit and Security Agreement (Term Loan), dated as of the date hereof, in respect of the Affiliated Credit Agreement;
(c)
all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects (or, in the case of any representation or warranty that is, by its terms, qualified by materiality, in all respects) as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and
(d)
prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents.
5.
Costs and Fees. Borrowers shall be responsible for the payment of all reasonable, documented and invoiced out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and any related Financing Documents.
6.
Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the date hereof. Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.
7.
No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
8.
Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Existing A&R Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Existing A&R Credit Agreement and the other Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
9.
Miscellaneous.
(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, (i) this Agreement shall constitute a “Financing Document” under and as defined in the Credit Agreement and the other Financing Documents and (ii) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.
(b)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.7 (Waiver of Consequential and Other Damages), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(c)
GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(d)
SUBMISSION TO JURISDICTION. BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED in the State of New York in the City of New York, Borough of Manhattan, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS

AGREEMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 12.3 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
(e)
WAIVER OF JURY TRIAL. BORROWER, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(f)
Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(g)
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(h)
Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(i)
Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(j)
Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT: MIDCAP FUNDING IV TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By:_/s/ Maurice Amsellem_____________________________
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:

MIDCAP FUNDING IV TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem___________________________

 Name: Maurice Amsellem

 Title: Authorized Signatory

BORROWER:	ALPHA TEKNOVA, INC. By: /s/ Matthew Lowell Name: Matthew Lowell Title: Chief Financial Officer